SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 12, 2002
                                                          ---------------




                        Greenville First Bancshares, Inc.
                        ---------------------------------
                            (Exact name of registrant
                          as specified in its charter)




  South Carolina                 333-83851                        58-2459561
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 (State or other                 (Commission                 (I.R.S. Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)




               112 Haywood Road, Greenville, South Carolina     29607
            -------------------------------------------------------------
              (Address of principal executive offices)       (Zip Code)




       Registrant's telephone number, including area code: (864) 679-9000
                                                           --------------




                                 Not Applicable
                      ------------------------------------
          (Former name or former address, if changed since lastreport.)

Item 9.  Regulation FD Disclosure.

         On August 12, 2002, the Chief Executive Officer, R. Arthur Seaver, Jr., and the Chief Financial Officer, James M. Austin, III, each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GREENVILLE FIRST BANCSHARES, INC.



                               By:      /s/ R. Arthur Seaver, Jr.
                                  -----------------------------------------
                               Name:    R. Arthur Seaver, Jr.
                               Title:   Chief Executive Officer



Dated: August 12, 2002

                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002.